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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934
               Date of Report (Date of Earliest event reported):
                                April 27, 1998

                      ROBERTS PHARMACEUTICAL CORPORATION
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            (exact name of registrant as specified in its charter)

      NEW JERSEY                1-1-432                 22-2429994
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(State or other            (Commission              (IRS Employer
jurisdiction of             File Number)            Identification
incorporation)                                      Number)


                              Meridian Center II
                             4 Industrial Way West
                          Eatontown, New Jersey 07724

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         (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code:  732-389-1182

                              Meridian Center II
                             4 Industrial Way West
                         Eatontown, New Jersey 07724



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         (Former name or former address, if changed from last report)

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                                      -2-

        Item 5.  Other Events

                 Roberts Pharmaceutical Corporation today announced the cash sale of its subsidiary VRG International to Verum Staticon GmbH of Munich, Germany. Financial details were not disclosed, but Roberts said that under the terms of the agreement it will receive cash payments from this transaction over the next twelve months. Roberts will realize a gain on the sale of this company over its book value.

        VRG International is a contract research business, an operation outside of Roberts' strategic area of focus. For financial reporting purposes, VRG had been previously classified by Roberts as a discontinued operation. With today's announcement, Roberts has completed its plans to divest non-strategic, non-pharmaceutical businesses. With the sale of VRG and the recent purchases of pharmaceutical manufacturing and distribution facilities, Roberts is now positioned to dedicate its resources exclusively to its core pharmaceutical operations.

        Separately, Roberts said that it expects shortly to report strong year-to-year improvements in first-quarter 1998 revenues, operating profits, and net earnings. Per share earnings for the first quarter 1998 are expected to exceed the First Call estimate of $0.05.


                                  SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        ROBERTS PHARMACEUTICAL CORPORATION
                                        ----------------------------------
                                                  (Registrant)

Date:  April 30, 1998                   By: /s/ Anthony A. Rascio
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                                            Anthony A. Rascio
                                            Vice President
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                                      -3-


FORWARD LOOKING STATEMENTS

        Certain statements included in Item 5 of this Form 8-K are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended. The Registrant cautions readers that forward looking statements, including, without limitation, those relating to the Registrant's future business prospects, revenues, cost of sales, intangible dispositions and write-offs, continuing operations and discontinued operations, and liquidity and capital resources, are subject to certain risks and uncertainties, including, without limitation, the ability of the Registrant to secure regulatory approval in the United States and in foreign jurisdictions for the Registrant's developmental pipeline drugs, the efforts of the Registrant's competitors and the introduction of rival pharmaceutical products which may prove to be more effective than the Registrant's products, general market conditions, the availability of capital, and the uncertainty over the future direction of the healthcare industry, that could cause actual results to differ materially from those indicated in the forward looking statements.